Annual Fund Operating Expenses - Class P Shares - Goldman Sachs Concentrated Growth Fund - Class P Shares	Dec. 29, 2021
Operating Expenses:
Management Fees	0.76%
Other Expenses	0.18%	[1]
Total Annual Fund Operating Expenses	0.94%
Expense Limitation	(0.15%)	[2]
Total Annual Fund Operating Expenses After Expense Limitation and Fee Waiver	0.79%

[1]	The “Other Expenses” for Class P Shares have been restated to reflect expenses expected to be incurred during the current fiscal year.
[2]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. This arrangement will remain in effect through at least December 29, 2022, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.